POWER OF ATTORNEY

                   WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A
                                  (REGISTRANT)

                             AIM VARIABLE ANNUITY I


         Know all men by these presents that Thomas J. Wilson, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with full power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Glenbrook Life and Annuity Company Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                   April 20, 2000
                                   Date



                                   /s/THOMAS J. WILSON, II
                                   Thomas J. Wilson, II
                                   President, Chief Operating Officer
                                   And Director (Principal Executive Officer)

                                POWER OF ATTORNEY

                   WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A
                                  (REGISTRANT)

                             AIM VARIABLE ANNUITY I


         Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, his attorney-in-fact, with full power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Glenbrook Life and Annuity Company Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                   April 20, 2000
                                   Date



                                   /s/MICHAEL J. VELOTTA
                                   Michael J. Velotta
                                   Vice President, Secretary,
                                   General Counsel and Director

                                POWER OF ATTORNEY

                   WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A
                                  (REGISTRANT)

                             AIM VARIABLE ANNUITY I


         Know all men by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney-in-fact, with full power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Glenbrook Life and Annuity Company Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                 April 20, 2000
                                 Date



                                 /s/JOHN R. HUNTER
                                 John R. Hunter
                                 Vice President and Director

                                POWER OF ATTORNEY

                   WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A
                                  (REGISTRANT)

                             AIM VARIABLE ANNUITY I


         Know all men by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney-in-fact, with full power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Glenbrook Life and Annuity Company Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                 April 20, 2000
                                 Date



                                 /s/KEVIN R. SLAWIN
                                 Kevin R. Slawin
                                 Vice President and Director
                                 (Principal Financial Officer)

                                POWER OF ATTORNEY

                   WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A
                                  (REGISTRANT)

                             AIM VARIABLE ANNUITY I


         Know all men by these presents that Brent H. Hamann, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney-in-fact, with full power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Glenbrook Life and Annuity Company Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                               April 20, 2000
                               Date



                               /s/BRENT H. HAMANN
                               Brent H. Hamann
                               Director

                                POWER OF ATTORNEY

                   WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A
                                  (REGISTRANT)

                             AIM VARIABLE ANNUITY I


         Know all men by these presents that Sarah R. Donahue, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) her attorney-in-fact, with full power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Glenbrook Life and Annuity Company Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                    April 20, 2000
                                    Date



                                    /s/SARAH R. DONAHUE
                                    Sarah R. Donahue
                                    Assistant Vice President and Director

                                POWER OF ATTORNEY

                   WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A
                                  (REGISTRANT)

                             AIM VARIABLE ANNUITY I


         Know all men by these presents that Timothy N. Vander Pas, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney-in-fact, with full power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Glenbrook Life and Annuity Company Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                     April 20, 2000
                                     Date



                                     /s/TIMOTHY N. VANDER PAS
                                     Timothy N. Vander Pas
                                     Assistant Vice President and Director

                                POWER OF ATTORNEY

                   WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A
                                  (REGISTRANT)

                             AIM VARIABLE ANNUITY I


         Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney-in-fact, with full power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Glenbrook Life and Annuity Company Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                   April 20, 2000
                                   Date



                                   /s/G. CRAIG WHITEHEAD
                                   G. Craig Whitehead
                                   Assistant Vice President and Director

                                POWER OF ATTORNEY

                   WITH RESPECT TO GLENBROOK LIFE AND ANNUITY COMPANY
                               SEPARATE ACCOUNT A
                                  (REGISTRANT)

                             AIM VARIABLE ANNUITY I


         Know all men by these presents that Samuel H. Pilch, whose signature appears below, constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) his attorney-in-fact, with full power of substitution, and him in any and all capacities, to sign any registration statements and amendments thereto for Glenbrook Life and Annuity Company Separate Account A and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                 April 20, 2000
                                 Date



                                 /s/SAMUEL H. PILCH
                                 Samuel H. Pilch
                                 Controller (Principal Accounting Officer)